                            [LETTERHEAD OF PNC BANK]

October 23, 1996

Mr. Timothy Harrington, President
Able Oil Company, Inc.
344 Route 46 East
Rockaway, NJ 07866

Re:   $600,000.00 Reducing Revolving Credit Facility
      $350,000.00 Line of Credit

Dear Mr. Harrington:

PNC BANK, NATIONAL ASSOCIATION (the "Bank") is pleased to advise you that we have approved a $600,000.00 Reducing Revolving Credit facility and a $350,000.00 Line of Credit (the "Credit Facilities") to Able Oil Company, Inc. (the "Borrower"). The Credit Facilities are described in the Summary of Terms and Conditions that is attached to and made a part of this letter (the "Summary") The Bank looks forward to working with you towards the closing of the Credit Facilities.

Although the Bank has approved the Credit Facilities, the Bank's obligations are subject to several conditions. First, the Borrower must accept this letter as provided below, and must comply with all the other conditions of this letter and the Summary. Alter receiving the Borrower's acceptance, the definitive Loan Documents can be prepared. The Bank's obligations are conditioned on the Loan Documents being signed and delivered to the Bank in a form that is satisfactory to the Bank. This letter is also issued subject to the statutory and other requirements by which the Bank is governed. Finally, the Bank's obligations under this letter are subject to the condition that no material adverse change occurs in the business, assets, operations, financial condition or business prospects of the Borrower or any guarantor, or with respect to any of the collateral for the Credit Facilities.

The Bank will not be responsible or liable for any damages, consequential or otherwise, that may be incurred or alleged by any person or entity, including the Borrower, as a result of this commitment letter.

This letter is for the Borrower's benefit only, and no other person may obtain any rights under this letter or be entitled to rely or claim reliance on this letter's terms and conditions. This letter may not be assigned by the Borrower, and none of the Borrower's rights under this letter may be transferred, without the Bank's prior written consent

The Borrower agrees to indemnify the Bank (and its directors, officers, employees, agents and controlling persons) against any and all claims, losses, damages, liabilities, costs and expenses (including, for example, fees and expenses of counsel and expert witnesses) which may be incurred by any of them in connection with any investigation, litigation or other proceeding relating to the Credit Facilities or this letter, or the proposed use of proceeds of the Credit Facilities, except for their own

Able Oil Company, Inc.
October 23, 1996
Page 2


gross negligence or willful misconduct. The Borrower's indemnification obligations are in addition to any other liability it may otherwise have, and shall survive the termination of this letter.

This letter is issued in reliance on the information provided to the Bank by the Borrower in connection with the Borrower's request for the Credit Facilities and in any supporting documents and material. The Bank may cancel this letter if there is any misrepresentation or material inaccuracy in that information or any failure to include material information with the loan request. The Bank's willingness to provide the Credit Facilities is subject to its satisfaction with the business, assets, operations, condition and prospects of the Borrower and with the results of such other or further due diligence as the Bank believes appropriate If the Bank's continuing review discloses information (whether or not previously disclosed to the Bank) which would likely have a material adverse effect on the business, assets, operations, condition or prospects of the Borrower, then the Bank, in its sole discretion, may decline to provide the Credit Facilities.

This letter is for the Borrower's confidential use only. It may not be disclosed by the Borrower without the Banks prior written consent to any person (including any financial institution) other than your accountants, attorneys and other advisors, and then only in connection with the transactions contemplated by this letter and on a confidential basis.

The Borrower and the Bank irrevocably waive any and all rights they may have to a trial by jury in any action, proceeding or claim of any nature arising out of this letter and the transactions contemplated hereby and acknowledge that the foregoing waiver is knowing and voluntary.

All out-of-pocket costs and expenses of the Bank will be paid by the Borrower from time to time upon demand, including, for example, fees and expenses of legal counsel, and lien searches, recording and filing fees and taxes, incurred by the Bank in connection with the preparation, negotiation and delivery of this letter and the Loan Documents. Because the Bank will incur these expenses even if the Credit Facilities are not consummated for any reason, the Borrower's expense reimbursement agreement is unconditional.

WE HEREBY ADVISE YOU THAT THE INTERESTS OF THE BORROWER AND THE BANK ARE OR MAY BE DIFFERENT AND MAY CONFLICT. THE BANK'S ATTORNEY REPRESENTS ONLY THE BANK AND NOT THE BORROWER. THE BORROWER IS, THEREFORE, ADVISED TO EMPLOY AN ATTORNEY OF THE BORROWER'S CHOICE LICENSED TO PRACTICE LAW IN NEW JERSEY TO REPRESENT THE INTERESTS or THE BORROWER.

This letter is governed by the laws of New Jersey. No modification or waiver of any of the terms of this letter will be valid and binding unless agreed to in writing by the Rank. When accepted, this letter

Able Oil Company, Inc.
October 23, 1996
Page 3


will constitute the entire agreement between the Bank and the Borrower concerning the Credit Facilities, and shall replace all prior understandings, statements, negotiations and written materials relating to the Credit Facilities.

To accept the terms of the Credit Facilities and this letter, please sign the enclosed copy of this letter and return it to me by October 24, 1996. If this letter is accepted, the Loan Documents must be signed by November 15, 1996, or this letter will terminate and the Bank will have no liability or further obligation.

We appreciate this opportunity to provide financial services to you, and look forward to your acceptance of this letter.

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION


/s/ Frederic Angelo

Frederic Angelo
Vice President

FJA/sw

With the intent to be legally bound, the above terms and conditions are hereby agreed to and accepted.

Able Oil Company, Inc.


By:                                      Date:
   -------------------------------             ---------------------------------
    Timothy Harrington, President

Able Oil Company, Inc.
October 23, 1996
Page 4


With the intent to be legally bound, the above terms and conditions are hereby agreed to and accepted.

Acknowledgement of Guarantors

Able Oil Montgomery, Inc.


By:                                      Date:
   -------------------------------             ---------------------------------

Able Oil Melbourne, Inc.


By:                                      Date:
   -------------------------------             ---------------------------------

A & 0 Environmental Services, Inc.


By:                                      Date:
   -------------------------------             ---------------------------------

Able Propane, LLC


By:                                      Date:
   -------------------------------             ---------------------------------

By:                                      Date:
   -------------------------------             ---------------------------------
   Timothy Harrington, Individually

                                   TERM SHEET

Borrower:           Able Oil Company, Inc. (the "Borrower").

Bank:               PNC Bank, National Association (the "Bank")

Credit Facilities:  A)  $600,000 reducing revolving credit for the purpose of acquiring the assets of Northwest Petroleum and C.B. Fuel Company, Inc.( the "seller") In no event will the loan exceed one half of the purchase price.

                    B)   $350,000 Line of Credit for seasonal working capital.

Amortization:       A)  Beginning one (1) month following the closing date, the available amount under the revolving credit will be reduced each month by one/forty eighth (1/48th) of the initial amount of the loan.

                    B)  At maturity, 6/30/97,

Interest Rates:     A)  The Bank's Prime Rate plus I % floating.

                    B)  The Bank's Prime Rate plus 1/2% floating.

Commitment Fee:     A)  One (1) percent at closing.

                    B)  None.

Guaranty:        o  Joint and several guarantees of Timothy Harrington, Able Oil
                    Montgomery, Inc., Able Oil Melbourne, Inc., A & 0
                    Environmental Services, Inc., and Able Propane, LLC.

                 o  Cross corporate of affiliates and subsidiaries.

Collateral:      o  First security interest in all assets of the Borrower,
                    affiliates, and subsidiaries including but not limited to accounts receivable, inventory, customer list and equipment except for equipment and real property acquired with purchase money notes.

Prepayment:      o  Voluntary prepayment premium of the available amount of the revolving credit of 3% in year one and 2% in year two.

Depository:      o  The Borrower will maintain its primary depository
                    relationship with PNC Bank. The bank will be authorized and directed, with demand or notice, to charge and withdraw all amounts that shall become due the Bank.

Cross-Default:   o  A default in any loan shall constitute a default in any other loan from the Bank or its affiliates to the Borrower.

Conditions
Precedent:       o  Receipt and satisfactory review of Phase 1 Environmental
                    Evaluation of the property to be acquired.

                 o Satisfactory review of Purchase Agreement between Connel's Fuel Oil Trading As Northwest Petroleum (the "Seller") and C.B. Fuel Company, Inc. (the "Shareholder"), and Able Oil Company Inc. (the "buyer").

                 o No material change in the Purchase Agreement between Connel's Fuel Oil Trading As Northwest Petroleum (the "Seller") and C.B. Fuel Company, Inc. (the "Shareholder") and Able Oil Company Inc. (the "buyer").

                 o Evidence of property, casualty and liability insurance including pollution liability insurance satisfactory to the Bank.

                 o Financial statements of the Sellers for their most recent two (2) fiscal years.

                 o Proforma balance sheet of the Borrower as of the end of the most recent fiscal quarter giving effect to the acquisition.

                 o No pending legal action which could have a material impact on the Borrower.

                 o PNC BANK's continued satisfaction with the financial standing of the Borrower.

Covenants and
Conditions:      o  Minimum Debt Service Ratio (defined as pretax profit plus interest expense plus depreciation and amortization divided by mandatory principal and interest payments for all debt plus capital expenditures) of 1.5:1. This ratio will be calculated quarterly for the preceding twelve (12) months.

                 o Maximum Total funded Debt to Tangible Net Worth plus subordinated debt (tangible net worth to include customer list) of 3.0:1 at 12/31/96 and thereafter, and 2.5:1 at 9/30/97 and thereafter.

                 o Maintain minimum Tangible Net Worth to include customer list of Northwest plus subordinated debt, of $500,000 until 9/30/97, and $700,000 at 10/1/97 and thereafter.

                 o Inventory and accounts receivable excluding accounts with invoices unpaid in excess of 60 days past due will not be less than 125% in the aggregate of amounts drawn on the working capital line.

                 o Loans and advances to affiliates, subsidiaries, and to officers in excess of $250,000., are to be deducted in a calculation of net worth. No other debt permitted except the seller's note and equipment purchases financed with purchase money notes.

                 o  No other liens permitted on assets pledged to PNC Bank.

                 o A thirty (30) day continuous annual clean-up of the Working Capital Line of Credit.

                 o An annual budget to be provided to the Bank by December 1st of each year.

                 o Within sixty (60) days after closing the Borrower is to engage its certified public accountants to evaluate the Borrower's accounting procedures, systems, and controls and to report their findings and recommendations in writing with a copy to the Bank. To the extent material changes are recommended and as the Bank may reasonably request, the company will take prompt action to employ or modify accounting procedures, systems, and controls.

Cross Default/
Cross
Collateral:      o  A default under any loan shall constitute a default under any other loan from the Bank and/or its affiliates to the Borrower and/or any of the Guarantors. A default under any other loan from the Bank and/or its affiliates to the Borrower and/or any of the Guarantors shall constitute a default under this loan.

                 o The collateral for this loan will serve as collateral for any loans now existing with the Bank, or hereinafter incurred by The Borrower, and/or any of the Guarantors. The collateral for any other loan now existing or hereinafter incurred by the Borrower and/or any of the Guarantors will serve as collateral for this loan.

Ownership:       o  Timothy Harrington will continue to own 100% interest in the
                    Borrower and shall not voluntarily transfer any interest to a third party.

Life Insurance:  o  Within 90 days from the date hereof Borrower shall provide to Bank an assignment of a life insurance policy on the life of Timothy Harrington in an amount not less than $500,000.

Financial
Reporting:       o  Annual financial statements reviewed by a certified public accountant satisfactory to the Bank within ninety (90) days of the end of the fiscal year. Tax returns are to be submitted within 120 days.
                    Quarterly balance sheet and profit and loss statement prepared by a certified public accountant within sixty (60) days of the end of each quarter.

                 o Accounts receivable aging as of the end of each quarter submitted within sixty (60) days of quarter end. Each review, report, compilation, tax return, or other document which is the result of professional services provided by an accountant shall be accompanied by a written statement signed by the accountant, in form satisfactory to the Bank, that the accountant acknowledges that the Bank will rely on the review, report, compilation, tax return, or other document and that Borrower knows of the intended reliance by Bank.

Expenses:        o  All out-of-pocket expenses shall be paid by the Borrower.

Documentation:   o  Loan Documents in form and substance satisfactory to the
                    Bank and Bank Counsel must be executed and delivered containing representations, warranties, covenants, indemnities, conditions to lending, events of default and other provisions as are appropriate in the Bank's opinion and specified by the Bank.
                    The Borrower's counsel shall deliver an opinion to the Bank at closing addressing such matters relating to the Borrower and this transaction as the Bank may request, and satisfactory to the Bank and Bank Counsel as to form and substance.

                              [LETTERHEAD OF PNC BANK]

Amendment to Loan Documents

      THIS AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is made as of June 12th, 99, by and between ABLE OIL COMPANY (the "Borrower"), and PNC BANK, NATIONAL ASSOCIATION (the "Bank").

                                  WITNESSETH:

      WHEREAS, the Borrower has executed and delivered to the Bank (or a predecessor which is now known by the Bank's name as set forth above), one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, assignments and other agreements, instruments, certificates and documents more fully described on Exhibit A attached hereto and made a part hereof (collectively, the "Loan Documents") which evidence or secure some or all of the Borrower's obligations to the Bank for one or more loans or other extension of credit (the "Obligations"); and

      WHEREAS, the Borrower and the Bank desire to amend the Loan Documents as provided for below;


      NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

      1. Each of the Loan Documents is amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents.

      2. This Amendment is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document, the terms and provisions hereof shall control.

      3. The Borrower hereby represents and warrants that (a) all of its representations and warranties in the Loan Documents are true and correct, (b) no default or Event of Default exists under any Loan Document, and (c) this Amendment has been duly authorized, executed and delivered and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

      3. The Borrower hereby confirms that any collateral for the Obligations, including but not limited to liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect.

      4. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts,but all such copies shall constitute one and the same instrument.

      5. This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

      6. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged and in full force and effect. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the waiver of jury trial provision (if applicable).

      WITNESS the due execution hereof as a document under seal, as of the date first written above.

[CORPORATE SEAL]                           ABLE OIL COMPANY


Attest: /s/ Christopher P. Westad          By: /s/ Timothy Harrington
       -----------------------------          -----------------------------
Print Name: Christopher P. Westad          Print Name: Timothy Harrington
            ------------------------                   --------------------
Title: President                           Title: CEO
      ------------------------------              -------------------------


                                           PNC BANK, NATIONAL ASSOCIATION


Attest:                                    By: /s/ J. Richard Bishop
       -----------------------------          -----------------------------
Print Name:
            ------------------------       Print Name: J. Richard Bishop
Title:
      ------------------------------       Title: Vice President

                              CONSENT OF GUARANTOR

      The undersigned guarantor hereby consents to the provisions of the foregoing Amendment and confirms and agrees that the undersigned's obligations under the Guaranty and Suretyship Agreement dated October 28, 1997 (the "Guaranty"), relating to some or all of the Obligations mentioned in the foregoing Amendment shall be unimpaired by the Amendment and that the undersigned has no defenses or set offs against the Bank, its officers, directors, employees, agents or attorneys with respect to the Guaranty and that all of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed. The undersigned hereby certifies that the representations and warranties made in the Guaranty are true and correct. The undersigned hereby ratifies and confirms the waiver of jury trial provision (if applicable) combined in the Guaranty.

WITNESS the due execution hereto as a document under seal, as of June 12th, 98, intending to be legally bound hereby.


ABLE OIL MONTGOMERY, INC.


By: /s/ Timothy Harrington
    -------------------------
                      (SEAL)
Title: CEO
       ----------------------

A & O ENVIRONMENTAL SERVICES, INC.


By: /s/ Timothy Harrington
    -------------------------
                      (SEAL)
Title: CEO
       ----------------------

ABLE OIL MELBOURNE, INC.


By: /s/ Timothy Harrington
    -------------------------
                      (SEAL)
Title: CEO
       ----------------------

ABLE PROPANE, LLC


By: /s/ Timothy Harrington
    -------------------------
                      (SEAL)
Title: CEO
       ----------------------

ABLE ENERGY, INC.


By: /s/ Timothy Harrington
    -------------------------
                      (SEAL)
Title: CEO
       ----------------------


/s/ Timothy Harrington
-----------------------------
Timothy Harrington

                                    EXHIBIT A

                          AMENDMENT TO LOAN DOCUMENTS

1     Letter Agreement dated October 20, 1997 (the "Letter").

2 Committed Line of Credit Note in the amount of $350,000 dated October 23, 1997 (the "Note").


B.    The Loan Documents are hereby amended as follows:

1.    The Letter is amended as follows:

      (a) The Expiration Date is amended to mean "May 30, 1999 or such later date as may be designated by the Bank by written notice from the Bank to the Borrower."

      (b). The Amount of the Committed Line of Credit is increased from $350,000 to $500,000.

      (c) The Following corporation is added as a required guarantor: Able Energy, Inc. Said Guarantor shall be required to pledge all of the shares of Able Oil Company and the ownership interest, through Membership Certificates, in the Limited Liability Company known as Able Propane, LLC.

      (d) Timothy Harrington shall be required to pledge all of the shares of Able Energy, Inc.

      (e) The Representations and Warranties Section of the Letter Agreement is deemed amended to add a new subsection as follows:

The Borrower has reviewed the areas within its business and operation which could be adversely affected by, and has developed or is developing a program to address on a timely basis the risk that certain computer applications used by the Borrower may be unable to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). The Year 2000 Problem will not result, and is not reasonably expected to result, in any material adverse effect on the business, properties, assets, financial condition, results of operations or prospects of the Borrower, or the ability of the Borrower to duly and punctually pay or perform its obligations hereunder and under the other Loan Documents.

2.    The Note is amended as follows:

      (a) The Expiration Date is deemed amended to mean "May 30, 1999, or such later date as may be designated by the Bank by written notice from the Bank to the Borrower."

      (b) The Amount of the Facility is increased from $350,000 to $500,000.